UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2026 (August 5, 2026)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 5, 2026, Ensysce Biosciences, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), acquired Cy Biopharma, Inc., a Delaware corporation (“Cy”), in accordance with the terms of an Agreement and Plan of Merger, dated August 5, 2026 (the “Merger Agreement”), by and among the Company, PHRMA Merger Sub I, Inc., a Delaware corporation (“First Merger Sub”), PHRMA Merger Sub II, LLC, a Delaware limited liability company (“Second Merger Sub”), and Cy. Pursuant to the Merger Agreement, First Merger Sub merged with and into Cy, pursuant to which Cy was the surviving corporation and became a wholly owned subsidiary of the Company (the “First Merger”). Immediately following the First Merger, Cy merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity and a wholly owned subsidiary of the Company (the “Second Merger” and together with the First Merger, the “Merger”). The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Under the terms of the Merger Agreement, upon the consummation of the Merger on August 5, 2026 (the “Closing”), in exchange for the outstanding shares of capital stock of Cy immediately prior to the effective time of the First Merger, the Company issued to the equityholders of Cy the right to receive 282,122 shares of Series C Preferred Stock of the Company, par value $0.0001 per share (the “Series C Preferred Stock”). Each share of Series C Preferred Stock is convertible into 1,000 shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), subject to certain conditions described below.

Reference is made to the discussion of the Series C Preferred Stock in Item 5.03 of this Current Report on Form 8-K (this “Current Report”), which is incorporated into this Item 1.01 by reference.

Pursuant to the Merger Agreement, the Company has agreed to hold a stockholders’ meeting to submit the following matters to its stockholders for their consideration: (i) the approval of the conversion of shares of Series C Preferred Stock into shares of Common Stock in accordance with the rules of the Nasdaq Stock Market LLC (the “Conversion Proposal”) and (ii) if deemed necessary or appropriate by the Company or as otherwise required by applicable law or contract, the approval of an amendment to the Company’s certificate of incorporation, as amended (the “Charter”), to authorize sufficient shares of Common Stock for the conversion of Series C Preferred Stock issued pursuant to the Merger Agreement and/or to effectuate a reverse stock split for the purpose of maintaining compliance with Nasdaq listing standards (the “Charter Amendment Proposal” and together with the Conversion Proposal, the “Meeting Proposals”). In connection with these matters, the Company has agreed to file a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”).

The Board of Directors of the Company (the “Board”) unanimously approved the Merger Agreement and the related transactions, and the consummation of the Merger and the concurrent Financing (as defined and described below) was not subject to approval of Company stockholders.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report and is incorporated herein by reference.

The Merger Agreement has been filed herewith to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or Cy. The Merger Agreement contains representations, warranties and covenants that the Company and Cy made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Merger Agreement between the Company and Cy and may be subject to important qualifications and limitations agreed to by the Company and Cy in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Tungsten Partners LLC (“Tungsten”) acted as financial advisor to the Company in connection with the Merger. As compensation for services rendered by Tungsten, the Company paid Tungsten $100,000, and issued 100,000 restricted stock units for Common Stock and a $15,000 monthly advisory fee that has been paid since the engagement in March 2026. H.C. Wainwright & Co., LLC (“Wainwright”) was engaged by the Company and received an advisory transaction fee of $250,000 and a fairness opinion delivery fee of $400,000.

Support Agreements

In connection with the execution of the Merger Agreement, the Company and Cy entered into stockholder support agreements (the “Company Stockholder Support Agreements”) with certain of the Company’s stockholders (solely in their capacity as stockholders of the Company). Pursuant to the Company Stockholder Support Agreements, among other things, each of the Company stockholder parties thereto has agreed to vote or cause to be voted all of the shares of Common Stock owned by such stockholder in favor of the Meeting Proposals.

The foregoing description of the Company Stockholder Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Company Stockholder Support Agreement, a copy of which is included as Exhibit D to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference.

In connection with the execution of the Merger Agreement, the Company and Cy entered into stockholder support agreements (the “Cy Stockholder Support Agreements”) with certain Cy stockholders (solely in their capacity as stockholders of Cy). Pursuant to the Cy Stockholder Support Agreements, among other things, each of the Cy stockholders has agreed to the terms and conditions of the Merger Agreement, to waive any dissenters’ rights and to release any claims such stockholder may have against the Company and Cy.

The foregoing description of the Cy Stockholder Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Cy Stockholder Support Agreement, a copy of which is included as Exhibit E to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Lock-up Agreements

Concurrently and in connection with the execution of the Merger Agreement, certain Cy stockholders as of immediately prior to the Closing, and certain directors and officers of the Company as of immediately prior to the Closing, entered into lock-up agreements with the Company and Cy, pursuant to which each such stockholder agreed to be subject to a 180-day lock-up on the sale or transfer of shares of the Company held by each such stockholder at the Closing, including those shares of Series C Preferred Stock (including the shares of Common Stock into which such Series C Preferred Stock is convertible) received by each such stockholder in the Merger (the “Lock-up Agreements”).

The foregoing description of the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Lock-up Agreement, a copy of which is included as Exhibit B to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report and incorporated herein by reference.

Private Placement and Securities Purchase Agreement

On August 5, 2026, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchasers party thereto (the “Investors”). Pursuant to the Securities Purchase Agreement, the Company agreed to issue and sell an aggregate of 120,260 shares of Series C Preferred Stock (the “PIPE Securities”) for an aggregate purchase price of approximately $43 million (the “Financing”) over two tranches. At the initial closing of the Financing (the “Initial Closing”), the Company will issue to the Investors 66,811 shares of Series C Preferred Stock at a price of $321.79 per share (or $0.32179 per share on an as-converted basis), and subject to achievement of a clinical trial milestone, the Company will issue to the Investors 53,449 shares of Series C Preferred Stock at a price of $402.24 per share (or $0.40224 per share on an as-converted basis) (the “Milestone Closing”). Each share of Series C Preferred Stock is convertible into 1,000 shares of Common Stock, subject to certain conditions described in this Current Report. The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series C Preferred Stock are set forth in the Certificate of Designation (as defined and described below).

The Initial Closing is expected to occur on August 7, 2026 (the “Financing Closing Date”), and the Milestone Closing will occur subject to achievement of a clinical trial milestone.

The foregoing summary of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Securities Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Registration Rights Agreements

Registration Rights Agreement with the Investors

On August 5, 2026, in connection with the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement (the “PIPE Registration Rights Agreement”) with the Investors. Pursuant to the PIPE Registration Rights Agreement, the Company is required to prepare and file a resale registration statement with the SEC within 90 calendar days following the Financing Closing Date (subject to certain extensions set forth therein), with respect to the shares of Common Stock underlying the PIPE Securities. The Company will use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC by the earlier of (i) five business days after the SEC determines that it will not review the registration statement or will be subject to no further review or (ii) 90 calendar days following the initial filing date of the registration statement if the SEC reviews the registration statement (subject to applicable extensions under the PIPE Registration Rights Agreement).

The Company has also agreed to, among other things, indemnify the Investors, and each of their respective directors, officers, partners, employees, members, managers, agents, representatives and advisors, each Person who controls any Investor (within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) and the directors, officers, partners, employees, members, managers, agents, representatives and advisors of each such controlling Person under such registration statement from certain liabilities.

Registration Rights Agreement with Security Holders of the Company and Cy

On August 5, 2026, the Company entered into a Registration Rights Agreement (the “3i/Cy Registration Rights Agreement”) with certain security holders of the Company and Cy as of immediately prior to the Closing. Pursuant to the 3i/Cy Registration Rights Agreement, the Company is required to prepare and file a resale registration statement with the SEC within 90 calendar days following the Closing (subject to certain extensions set forth therein), with respect to the shares of Common Stock underlying the Series C Preferred Stock issued to such security holders. The Company will use its commercially reasonable efforts to cause such registration statement to be declared effective by the SEC by the earlier of (i) 5 business days after the SEC determines that it will not review the registration statement or will be subject to no further review or (ii) 90 calendar days following the initial filing date of the registration statement if the SEC reviews the registration statement (subject to applicable extensions under the 3i/Cy Registration Rights Agreement).

The Company has also agreed to, among other things, indemnify the holders of the Series C Preferred Stock party to the 3i/Cy Registration Rights Agreement, and each of their respective partners, members, directors, officers and stockholders; legal counsel and accountants for each such stockholder; any underwriter (as defined in the Securities Act) for each such stockholder; and each Person, if any, who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act from certain liabilities.

The foregoing summaries of the PIPE Registration Rights Agreement and the 3i/Cy Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the form of PIPE Registration Rights Agreement and the form of 3i/Cy Registration Rights Agreement, copies of which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report and are incorporated herein by reference.

Omnibus Amendment and Termination Agreement

On August 5, 2026, the Company and 3i, LP (“3i”) entered into an Omnibus Amendment and Termination Agreement (the “OATA”) pursuant to which the Company and 3i agreed, among other things, to terminate all continuing requirements under all agreements and understandings among the Company, subsidiaries of the Company and 3i, including eliminating by amendment the Company’s Certificate of Designation of Series B Preferred Stock (the “Series B Preferred Stock”), cancelling the securities purchase agreement entered into by the Company and 3i on November 13, 2025 and converting any outstanding Series B Preferred Stock into Common Stock. The OATA will have no effect if the Company does not acquire Cy within 30 days of August 5, 2026. Under the OATA, all outstanding shares of the Series B Preferred Stock will be converted into 3,229,276 shares of Common Stock, of which 910,905 shares of Common Stock will be issued directly to 3i and 2,318,371 shares of Common Stock will be issued to a bona fide financial institution to be held in an abeyance account.

In addition, all warrants to purchase shares of Common Stock held by 3i will be converted into 7,182.517 shares of Series C Preferred Stock at an initial conversion ratio of one share of Series C Preferred Stock to 1,000 shares of Common Stock. The OATA also includes a payment of $250,000 to 3i and the imposition of a beneficial ownership limitation of 4.99% (or up to 9.99%, which increase shall not take effect until notice of the increase is provided by 3i and 61 days then elapse) of the Company’s then outstanding shares of Common Stock (the “Beneficial Ownership Limitation”), with the shares exceeding the Beneficial Ownership Limitation held in abeyance for the benefit of 3i until such time, if ever, as 3i’s right to such shares would not result in 3i exceeding the Beneficial Ownership Limitation.

The OATA requires 3i to execute (i) a Company Stockholder Support Agreement and (ii) the 3i/Cy Registration Rights Agreement. The OATA includes a mutual general release of claims by each of 3i and the Company against the other.

The foregoing summary of the OATA does not purport to be complete and is qualified in its entirety by reference to the full text of the OATA, a copy of which is filed as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 5, 2026, the Company completed its business combination with Cy. The information contained in Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 and Item 2.01 of this Current Report is incorporated by reference into this Item 3.02.

Pursuant to the Merger Agreement and the OATA, the Company issued shares of Common Stock and Series C Preferred Stock. The Company issued the Common Stock and Series C Preferred Stock to 3i pursuant to the OATA as consideration for the transactions contemplated by the Merger Agreement. Separately, to satisfy a contractual obligation the Company issued 2,175.368 shares of Series C Preferred Stock (the “Galephar Transaction”). Such issuances were exempt from the registration requirements of the Securities Act in reliance on Section 3(a)(9) of the Securities Act.

Pursuant to the Securities Purchase Agreement, the Company issued or will issue the PIPE Securities to the Investors, each of which represented that it was a sophisticated investor with such knowledge and experience in financial and business matters as to be able to protect its own interests in connection with the investment, and was acquiring the PIPE Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Such issuances were exempt from the registration requirements of the Securities Act in reliance on Section 4(a)(2) of the Securities Act.

Neither the shares of Common Stock and Series C Preferred Stock issued in the Merger and in connection with the OATA, the shares of Series C Preferred Stock issued in the Galephar Transaction, nor the PIPE Securities have been registered under the Securities Act and none of such securities may be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report nor any of the exhibits attached hereto will constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock, Series C Preferred Stock or any other securities of the Company.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Lynn Kirkpatrick as President and Appointment of James Morrison as President and Director

Pursuant to the Merger Agreement, on August 5, 2026, Lynn Kirkpatrick resigned from her position as President of the Company, effective immediately upon the Closing. Dr. Kirkpatrick will continue to serve as the Company’s Chief Executive Officer until stockholder approval of the Meeting Proposals.

Appointment of James Morrison as President and Director

Pursuant to the Merger Agreement, on August 4, 2026, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed James Morrison as President and as a director of the Company effective immediately upon the Closing and appointed Mr. Morrison as Chief Executive Officer effective upon approval of the Meeting Proposals.

James Morrison is the Founder of Cy and served as President of Cy from October 2019 until the closing of the Merger and as its Chief Executive Officer from 2021 until the closing of the Merger. Mr. Morrison founded Cy to develop innovative therapies for neurological and neuropsychiatric disorders and led the company’s scientific, financing and corporate development strategies. Previously, Mr. Morrison worked in the commodities trading and financial services industries. Mr. Morrison holds a Bachelor of Civil Law degree from the University of Oxford.

There are no arrangements or understandings between Mr. Morrison and any other person pursuant to which he was selected as a director and an executive officer other than in connection with the Merger as described herein and his expected appointment as the Company’s Chief Executive Officer following stockholder approval of the Meeting Proposals, and there are no family relationships between Mr. Morrison and any of the Company’s directors or executive officers. Mr. Morrison has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Morrison entered into the Company’s standard form of indemnification agreement, a copy of which was initially filed as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 15, 2021.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designation (Elimination of Series B Preferred Stock)

On August 5, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Elimination of Series B Preferred Stock (the “Certificate of Elimination”). The Certificate of Elimination has the effect of eliminating from the Company’s Third Amended and Restated Certificate of Incorporation, as amended, all matters set forth in the Certificate of Designation of Series B Preferred Stock previously filed by the Company. The sole holder of the Series B Preferred Stock consented to an amendment of the Series B Preferred Stock to eliminate such certificate.

All shares of Series B Preferred Stock previously issued or issuable have been converted into shares of Common Stock. The shares of preferred stock previously designated as Series B Preferred Stock, having been redeemed, purchased or acquired, have been eliminated and returned to the status of authorized but unissued shares of preferred stock, without designation. No shares of Series B Preferred Stock were issued and outstanding as of the date of filing of the Certificate of Elimination.

The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is filed with this Form 8-K as Exhibit 3.1 and is incorporated by reference herein.

Certificate of Designation (Issuance of Series C Non-Voting Convertible Preferred Stock)

On August 5, 2026, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series C Non-Voting Convertible Preferred Stock (the “Series C Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the Merger referenced in Item 1.01 above. The Series C Certificate of Designation provides for the designation of shares of the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series C Preferred Stock”).

The Series C Preferred Stock is redeemable for cash at the option of the holder thereof at any time following approval of the Conversion Proposal if there is any failure to deliver shares of Common Stock in accordance with the terms of the Series C Preferred Stock, at a price per share equal to the then-current fair value of the Series C Preferred Stock, as described in the Series C Certificate of Designation.

Holders of Series C Preferred Stock are entitled to receive dividends on shares of Series C Preferred Stock equal to, on an as-if-converted-to-Common-Stock basis, and in the same form as dividends actually paid on shares of the Common Stock.

Except as otherwise required by law, the Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series C Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend the Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, the Charter or bylaws of the Company, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of preferred stock, in each case if any such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Charter or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series C Preferred Stock, (iii) prior to the earlier of stockholder approval of the Conversion Proposal or at any time while at least 30% of the originally issued Series C Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined in the Series C Certificate of Designation) or (B) any stock sale to, or any merger, consolidation or other business combination of the Company with or into, another entity in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, (iv) prior to the stockholder approval, authorize or issue any class or series of stock that has powers, preferences or rights that are senior to those of the Series C Preferred Stock, (v) amend, waive or modify the Merger Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the stockholder approval or the automatic conversion of the Series C Preferred Stock into shares of Common Stock or (vi) enter into any agreement with respect to any of the foregoing.

The Series C Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company.

Following stockholder approval of the Conversion Proposal, each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock, subject to certain limitations, including that a holder of Series C Preferred Stock is prohibited from converting shares of Series C Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be established by the holder between 4.9% and 19.9%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

The foregoing description of the Series C Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the full text of the Series C Certificate of Designation, a copy of which is filed as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

Press Release

On August 6, 2026, the Company issued a press release announcing the Merger and the Financing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

A copy of the corporate presentation used in connection with the Financing is furnished as Exhibit 99.2 to this Current Report.

The information in Item 7.01 of this Current Report, including the information in the press release attached as Exhibit 99.1 and the corporate presentation attached as Exhibit 99.2 to this Current Report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report, shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired

The financial statements required by this Item, with respect to the Merger described in Item 2.01 herein, are expected to be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed related to Item 2.01.

(b) Pro forma financial information

The pro forma financial information required by this Item, with respect to the Merger described in Item 2.01 herein, is expected to be filed by amendment as soon as practicable, and in any event not later than 71 days after the date on which this Current Report is required to be filed related to Item 2.01.

Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this report. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to: statements regarding the Company, Cy, the Financing (including expectations regarding the achievement of the clinical trial milestone required for the Milestone Closing) and the Merger, and the expected effects, perceived benefits or opportunities and related timing with respect thereto; statements regarding stockholder approval of the Meeting Proposals and changes in Company management in connection with such stockholder approval; expectations regarding or plans for the combined company’s pipeline, including clinical trials and research and development programs; and expectations regarding the use of proceeds from the Financing and cash runway expectations therefrom, including such proceeds funding the combined company through key clinical milestones and the expected timing of such milestones. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this Current Report, and may include, without limitation, changes in general economic and political conditions, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Current Report constitute the Company’s judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Current Report are subject to several factors, risks and uncertainties, some of which are not currently known to the Company, that may cause the Company’s actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that the Company believes to be reasonable, there is no assurance that the expected results will be achieved. The Company’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s filings with the SEC. Copies of such filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company does not undertake any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation; Important Information About the Merger and Where to Find It

This Current Report is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of the Company or Cy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

The Company expects to file a proxy statement with the SEC relating to the Meeting Proposals. The definitive proxy statement will be sent to all Company stockholders. Before making any voting decision, investors and security holders of the Company are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the Meeting Proposals as they become available because they will contain important information about the Merger Agreement and related transactions and the Meeting Proposals to be voted upon. Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

The Company, Cy, and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

(d) Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated August 5, 2026, by and among Ensysce Biosciences, Inc., PHRMA Merger Sub I, Inc., PHRMA Merger Sub II, LLC and Cy Biopharma, Inc.

3.1	Certificate of Elimination of Series B Preferred Stock of Ensysce Biosciences, Inc., dated August 5, 2026.

3.2	Certificate of Designation of Series C Non-Voting Convertible Preferred Stock of Ensysce Biosciences, Inc., dated August 5, 2026.

10.1*	Form of Securities Purchase Agreement.

10.2*	Form of Registration Rights Agreement with the Investors.

10.3*	Form of Registration Rights Agreement with certain security holders of Ensysce Biosciences, Inc. and Cy Biopharma, Inc.

10.4	Omnibus Amendment and Termination Agreement, dated August 5, 2026, between Ensysce Biosciences, Inc. and 3i, LP.

99.1	Press Release of Ensysce Biosciences, Inc.

99.2	Corporate Presentation, dated July 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain annexes, schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2026	Ensysce Biosciences, Inc.

	By:	/s/ Lynn Kirkpatrick
	Name:	Dr. Lynn Kirkpatrick
	Title:	Chief Executive Officer
(Principal Executive Officer)